UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

AMERICA ONLINE LATIN AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 689-3000

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description of Document
99.1	Press release issued by America Online Latin America, Inc. on August 10, 2004 and furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On August 10, 2004, America Online Latin America, Inc. (“AOLA”) issued a press release setting forth its financial results for the quarter ended June 30, 2004. A copy of AOLA’s press release is attached hereto as Exhibit 99.1. AOLA does not intend for this Item 12 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc. (Registrant)

Date: August 10, 2004
/s/ Charles M. Herington
Charles M. Herington
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued August 10, 2004 by America Online Latin America, Inc.

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